Exhibit 10.26

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

This Second Amendment to Credit and Security Agreement (this “Amendment”), dated as of January 28, 2016, is made by and among (i) CITIZENS BANK, N.A. (the “Bank”), (ii) PLANET PAYMENT, INC., a Delaware corporation (“Parent”), (iii) each of the Affiliates of Parent identified on the signature pages hereof as a “Borrower” (Parent and such Affiliates are referred to hereinafter each individually as a “Borrower” and collectively, jointly and severally, as the “Borrowers”), and (iv) each of the Affiliates of Parent identified on the signature pages hereof as a “Guarantor”).

RECITALS

A.The Borrowers, the Guarantors, and the Bank are parties to that certain Credit and Security Agreement, dated as of June 10, 2015, as amended by that certain First Amendment to Credit and Security Agreement, dated as of July 10, 2015 (as the same may hereafter be further amended or modified from time to time, the “Credit Agreement”).

B.The Guarantors are parties to that certain Guaranty, dated as of June 10, 2015 (as the same may hereafter be amended or modified from time to time, the “Guaranty Agreement”), pursuant to which the Guarantors guaranteed all of the Obligations of the Borrowers arising under the Credit Agreement.

C.The Borrowers have requested that the Bank increase the Line of Credit and extend that maturity date, and the Bank is willing to amend the Credit Agreement subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration (the receipt, sufficiency, and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
2. Amendments to Credit Agreement. Subject to the terms and conditions contained herein, Borrower and The Bank hereby amend the Credit Agreement as follows:
(a) The definition of “Line of Credit” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Line of Credit” means a $20,000,000 revolving line of credit for general corporate purposes, repurchases of issued and outstanding capital stock of Parent, and other permitted purposes.

(b) The definition of “Line of Credit Note” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Line of Credit Note” means the promissory note from the Borrowers to the Bank in the amount of $20,000,000, dated as of June 10, 2015,

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as the same may hereafter be amended or modified from time to time, including by that certain First Modification to Revolving Line of Credit Promissory Note, dated as of January 28, 2016.

(c) Section 2.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

2.2Line of Credit.  The Line of Credit is a revolving line of credit pursuant to which the Borrowers may borrow, repay, and re-borrow, subject to the terms of this Agreement (including Exhibit B) and the other Loan Documents.  At no one time shall the outstanding principal balance of the Line of Credit exceed $20,000,000.

(d) Section 2.2(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(g)Payments.  On each Interest Payment Date (as defined in Exhibit B attached hereto), the Borrowers shall make a payment in the amount of the accrued interest on the outstanding principal balance of the Line of Credit.  The entire unpaid principal amount of the Line of Credit, together with accrued and unpaid interest thereon and all other amounts payable hereunder in connection with the Line of Credit, shall be due and payable in full on December 31, 2020.

(e) Section 1(n) of Exhibit B (Standard LIBOR Language) of the Credit Agreement is hereby amended and restated in its entirety as follows:

n.“Maturity Date” means December 31, 2020, unless sooner accelerated pursuant to the terms hereof.

3. Conditions Precedent.  The amendments contained in Section 2 above are subject to, and contingent upon, the Bank receiving each of the following items, each in form and substance acceptable to the Bank, unless waived in writing by the Bank in its sole and absolute determination:

(a) A duly executed counterpart hereof signed by each Loan Party;
(b) A duly executed First Modification to Revolving Line of Credit Promissory Note signed by the Borrowers;

(c) certified copies of resolutions of each Loan Party authorizing or ratifying the execution, delivery, and performance by the Loan Parties of this Amendment and any other instrument, agreement, or document provided for herein to be executed by any Loan Party, together with a certification that there have been no changes to any Loan Party’s bylaws or certificates of incorporation or articles of incorporation, as applicable, since the date certified as of June 10, 2015, as applicable, and a certificate of incumbency;

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(d) receipt by the Bank of (x) an amendment fee in the amount of $20,000, which fee shall be non-refundable and deemed fully earned as of the date hereof and (y) the amount of the reasonable fees and out-of-pocket costs and expenses of counsel to the Bank in connection with this Amendment pursuant to Section 4 hereof and otherwise due and owing pursuant to the Credit Agreement;

(e) the favorable legal opinion of counsel to Loan Parties addressed to the Bank covering such matters as the Bank may reasonably require; and
(f) Such other documents, certificates, schedules, exhibits, instruments, and agreements as the Bank shall reasonably request.

4. Costs, Expenses and Taxes.  Without limiting the obligation of Borrower to reimburse the Bank for all reasonable costs, fees, disbursements, and expenses incurred by the Bank as specified in the Credit Agreement, as amended by this Amendment, each Borrower agrees to pay on demand all reasonable costs, fees, disbursements, and expenses of the Bank in connection with the preparation, execution, and delivery of this Amendment and the other agreements, modifications, reaffirmations, instruments, and documents contemplated hereby (collectively, the “Second Amendment Documents”), including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses.

5. Reference to and Effect on Credit Agreement.  Except as expressly provided in this Amendment and the other Second Amendment Documents, the Credit Agreement and all of the other Loan Documents shall remain unmodified and continue in full force and effect and are hereby ratified and confirmed in all respects.  Except as expressly provided in this Amendment and the other Second Amendment Documents, the execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of:  (a) any right, power, or remedy of the Bank under or pursuant to the Credit Agreement or any of the other Loan Documents, or (b) any Default or Event of Default under or pursuant to the Credit Agreement.  The Loan Parties and the Bank hereby expressly intend that this Amendment shall not in any manner (x) except as expressly provided in this Amendment, constitute the refinancing, refunding, payment, or extinguishment of the Obligations evidenced by the Credit Agreement and the Loan Documents, (y) be deemed to evidence a novation of the outstanding balance of the Obligations, or (z) replace, impair, or extinguish in any way the creation, attachment, perfection, or priority of the Liens in and on the Collateral granted in favor of the Bank pursuant to the Credit Agreement and the other Loan Documents.

6. Representations and Warranties.

(a) Each Loan Party represents and warrants to the Bank, which representations and warranties shall survive the execution and delivery of this Amendment, that on and as of the date hereof and after giving effect to this Amendment:  (i) such Loan Party has the corporate or limited liability company power and authority to execute and deliver this Amendment and the other Second Amendment Documents to which it is a party, and this Amendment and such other Second Amendment Documents have been duly authorized by all necessary corporate or limited liability company action of such Loan Party; (ii) this Amendment and such other Second Amendment Documents (and the Loan Documents as amended by the

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Second Amendment Documents) are the legal, valid, and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditor’s rights and remedies generally and to general principles of equity; (iii) the representations and warranties of such Loan Party set forth in the Credit Agreement and in the other Loan Documents to which it is a party are true, correct, and complete in all material respects (without duplication of any materiality or Material Adverse Effect qualifier, if and as applicable) on and as of the date hereof; (except to the extent made as of a certain date, in which case they are true, correct and complete in all material respects as of such date); and (iv) no Default or Event of Default has occurred and is continuing.

(b) Each Loan Party acknowledges and agrees that the Bank is specifically relying upon the representations, warranties, and agreements contained in this Amendment and that such representations, warranties, and agreements constitute a material inducement to the Bank in entering into this Amendment.

7. Reaffirmation of Security.  Each Loan Party ratifies and reaffirms each of the grants of Liens to the Bank in and on the Collateral as security for the Obligations, and each Loan Party acknowledges and confirms that the grants of the Liens to the Bank on the Collateral:  (i) represent continuing Liens in and on all of the Collateral; (ii) secure in favor of the Bank all of the Obligations; and (iii) represent valid and first priority perfected Liens in and on all of the Collateral except solely to the extent of Permitted Liens (if any).  Each Loan Party acknowledges and agrees that pursuant to the Credit Agreement and the Loan Documents, the Bank holds first priority, perfected security interests in, and Liens upon all of the Collateral of each Borrower and each Guarantor wherever located, now owned or hereafter acquired or arising (subject solely to Permitted Liens, if any).

8. Reaffirmation of Guaranty.  Each Guarantor hereby (a) confirms and agrees with the Bank that the Guaranty Agreement remains in full force and effect and is hereby ratified and confirmed in all respects, including with regard to the Credit Agreement as amended by this Amendment, and all of each Borrower’s Obligations and the obligations of the Guarantors under and pursuant to the Guaranty Agreement, each as modified by this Amendment, are and shall be valid and enforceable and shall not be impaired or limited in any way by the execution, delivery, or effectiveness of this Amendment, (b) represents and warrants to the Bank, which representations and warranties shall survive the execution and delivery hereof, that such Guarantor’s representations and warranties contained in the Guaranty are true and correct in all material respects (without duplication of any materiality or Material Adverse Effect qualifier, if and as applicable) as of the date hereof, with the same effect as though made on the date hereof (except to the extent made as of a certain date, in which case they are true and correct in all material respects as of such date), (c) agrees and acknowledges that such ratification and confirmation is not a condition to the continued effectiveness of this Amendment or the Guaranty Agreement, and (d) agrees that neither such ratification and confirmation, nor the solicitation of such ratification and confirmation by the Bank constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or confirmation from the undersigned with respect to subsequent amendments or modifications, if any, to the Credit Agreement, as amended by this Amendment or any other Loan Document.  The execution,

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delivery, and effectiveness of this instrument shall not operate as a waiver of any right, power, or remedy of Lender under the Guaranty Agreement.

9. Release.  In further consideration of the Bank’s execution of this Amendment, to the furthest extent permitted by applicable law, each Loan Party (on behalf of itself and its members, managers, officers, affiliates, agents, successors and assigns) hereby forever irrevocably and unconditionally:  (a) waives any defense, right of set-off or claim against the Bank and its successors, assigns, affiliates, officers, employees, directors, shareholders, agents and attorneys (collectively, the “Released Parties”) as of the date hereof with respect to the Credit Agreement and the Loan Documents; and (b) remises, releases, acquits, satisfies, and discharges the Bank and the Released Parties from any and all claims, demands, obligations, disputes, damages, suits, controversies, penalties, fees, losses, costs, expenses, reasonable attorneys’ fees, actions and causes of action (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent, that such Loan Party ever had, now has, or may have against or seek from the Bank or any or all of the Released Parties arising from, relating to or in connection with any actions, omissions, conditions, events, or any other circumstances whatsoever on or prior to the date hereof, including, without limitation, with respect to the Obligations, any Collateral, the Credit Agreement, the transactions relating thereto, and any Loan Documents, other than for the Bank’s gross negligence or willful misconduct as finally determined in a non-appealable order of a court of competent jurisdiction.  Each Loan Party understands, acknowledges, and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the provisions of such release.  To the furthest extent permitted by law, each Loan Party hereby knowingly, voluntarily, intentionally, and expressly waives and relinquishes any and all rights and benefits that it respectively may have as against Released Parties under any law, rule, or regulation of any jurisdiction that would or could have the effect of limiting the extent to which a general release extends to claims which a Loan Party or Released Party does not know or suspect to exist as of the date hereof.  Each Loan Party hereby acknowledges that the waiver set forth in the prior sentence was separately bargained for and that such waiver is an essential term and condition of this Amendment.

10. No Waiver.  The term “Loan Documents” as defined in Section 1.1 of the Credit Agreement shall include (in addition to the Loan Documents described in the Credit Agreement) this Amendment and the other Second Amendment Documents (as defined herein).  The Bank’s failure, at any time or times hereafter, to require strict performance by any Loan Party of any provision or term of the Credit Agreement, this Amendment, or the other Loan Documents shall not waive, affect, or diminish any right of the Bank thereafter to demand strict compliance and performance therewith.  Any suspension or waiver by the Bank of a breach of this Amendment or any Event of Default under the Credit Agreement shall not suspend, waive, or affect any other breach of this Amendment or any other Event of Default under the Credit Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character.  The Bank’s execution and delivery of this Amendment does not establish a course of dealing between the Bank and the Loan Parties, or any other obligor or in any other way obligate the Bank to hereafter provide any waiver, modification, or amendment with respect to the Credit Agreement or any other Loan Document.  The terms and provisions of this Amendment shall be

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limited precisely as written and shall not be deemed:  (a) to be a consent to a modification, amendment, or waiver of any other term or condition of the Credit Agreement or of any other Loan Documents; or (b) to prejudice any right or remedy that the Bank may now have under or in connection with the Credit Agreement or any of the other Loan Documents.

11. Miscellaneous.  Titles and headings herein are solely for the convenience of the parties and are without substantive legal meaning.  This Amendment may only be amended or modified by a writing signed by the Bank and the Loan Parties.  Neither this Amendment nor any uncertainty or ambiguity herein shall be construed or resolved against the Bank, whether under any rule of construction or otherwise.  This Amendment and the other Second Amendment Documents, together with the Credit Agreement and the other Loan Documents, sets forth the entire agreement of the parties with respect to the subject matter hereof and thereof and supersedes all previous understandings, written or oral, in respect of this Amendment and such other Second Amendment Documents.  The Loan Parties shall, at their own cost and expense, cause to be promptly and duly taken, executed, acknowledged, and delivered all such further acts, certificates, instruments, reaffirmations, amendments, documents, and assurances as may from time to time be necessary or as the Bank may from time to time reasonably request in order to more fully carry out the intent and purposes of this Amendment and the other Second Amendment Documents.

12. Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided,  however, no Loan Party may assign any of its rights or obligations under this Amendment without the prior written consent of the Bank.

13. Severability.  Wherever possible, each provision of this Amendment shall be interpreted in such a manner so as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision or provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Amendment.

14. Counterparts; Facsimile.  This Amendment may be executed in one or more counterparts, each of which when taken together shall constitute one and the same instrument.  A signature hereto sent or delivered by facsimile or other electronic transmission shall be as legally binding and enforceable as a signed original for all purposes.

15. Governing Law.  This Amendment shall be governed as to its validity, interpretation, and effect by the laws of the State of Delaware without regard to the conflicts of laws provisions contained therein.

16. JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR THE Line of Credit NOTE OR THE LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE BANK.  THIS PROVISION IS A

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MATERIAL INDUCEMENT FOR THE BANK’S ENTERING INTO THIS AMENDMENT.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned, by their duly authorized officers or members, have signed, sealed, and delivered this Amendment the day and year first above written.

____________________________ Name: (Assistant) Secretary Name: (Assistant) Secretary	a Delaware corporation, as Parent By: ____________________________(SEAL) Name: Title: Name: Title:
ATTEST: ____________________________ Name: (Assistant) Secretary ____________________________ Name: (Assistant) Secretary	PLANET PAYMENT, INC., a Delaware corporation, as Parent By: ____________________________(SEAL) Name: Title: By: ____________________________(SEAL) Name: Title:
ATTEST: ____________________________ Name: (Assistant) Secretary ____________________________ Name: (Assistant) Secretary	PLANET PAYMENT PROCESSING SERVICES, INC., a Delaware corporation, as a Borrower By: ____________________________(SEAL) Name: Title: By: ____________________________(SEAL) Name: Title:

{SIGNATURE PAGE TO Second AMENDMENT TO CREDIT AND SECURITY AGREEMENT}

ATTEST: ____________________________ Name: (Assistant) Secretary ____________________________ Name: (Assistant) Secretary	PLANET GROUP, INC., a Delaware corporation, as a Borrower By: ____________________________(SEAL) Name: Title: By: ____________________________(SEAL) Name: Title:

{SIGNATURE PAGE TO Second AMENDMENT TO CREDIT AND SECURITY AGREEMENT}

ATTEST: ____________________________ Name: (Assistant) Secretary ____________________________ Name: (Assistant) Secretary	PLANET technology services, LLC, a Delaware limited liability company, as a Guarantor By: ____________________________(SEAL) Name: Title: By: ____________________________(SEAL) Name: Title:
ATTEST: ____________________________ Name: (Assistant) Secretary ____________________________ Name: (Assistant) Secretary	PLANET PAYMENT SOLUTIONS, LLC, a Delaware limited liability company, as a Guarantor By: ____________________________(SEAL) Name: Title: By: ____________________________(SEAL) Name: Title:

{SIGNATURE PAGE TO Second AMENDMENT TO CREDIT AND SECURITY AGREEMENT}

WITNESS: _____________________________	CITIZENS BANK, N.A. By__________________________(SEAL) Benjamin B. Rogers Vice President

{SIGNATURE PAGE TO Second AMENDMENT TO CREDIT AND SECURITY AGREEMENT}